STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Total Return V.I.S. Fund

(the “Fund”)

(Class 3)

Supplement dated July 27, 2017 to the Prospectus dated May 1, 2017

Effective immediately, on page 21 of the Prospectus, the final paragraph of the sub-section entitled “Purchase and Redemption of Shares” within the section entitled “Shares of the Fund” is deleted in its entirety and replaced with the following:

The Company may reject any order to purchase shares of the Fund for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE